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                                                                   EXHIBIT 10.7


                                  SENOMYX, INC.

                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT


                                 JANUARY 9, 2001




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                                  SENOMYX, INC.

                           THIRD AMENDED AND RESTATED
                            INVESTOR RIGHTS AGREEMENT


         THIS THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of the 9th day of January, 2001, by and among SENOMYX, INC., a Delaware corporation (the "COMPANY"), the holders of the Company's Series A Preferred Stock ("SERIES A PREFERRED") acquired pursuant to the Series A Preferred Stock Purchase Agreement dated October 1, 1999 (the "SERIES A AGREEMENT") the holders of the Company's Series B Preferred Stock ("SERIES B PREFERRED") acquired pursuant to the Series B Preferred Stock Purchase Agreement dated August 10, 2000 (the "SERIES B AGREEMENT"), the holder of the Company's Series C Preferred Stock ("SERIES C PREFERRED") acquired pursuant to the Series C Preferred Stock Purchase Agreement dated November 9, 2000 (the "SERIES C AGREEMENT") and the purchaser (the "SERIES D INVESTOR") of the Company's Series D Preferred Stock ("SERIES D PREFERRED") pursuant to the Series D Preferred Stock Purchase Agreement dated January 9, 2001 (the "SERIES D AGREEMENT"). The holders of the Series A Preferred, the Series B Preferred, the Series C Preferred and the Series D Preferred listed on Exhibit A hereto shall be referred to hereinafter as the "INVESTORS" and each individually as an "INVESTOR." This Agreement supersedes and replaces the Second Amended and Restated Investor Rights Agreement dated November 9, 2000 among the Company and the holders of the Series A Preferred, the Series B Preferred and the Series C Preferred (the "PRIOR RIGHTS AGREEMENT").


                                    RECITALS

         WHEREAS, the Investors that are holders of the Series A Preferred, Series B Preferred and/or Series C Preferred have been granted certain rights under the Prior Rights Agreement;

         WHEREAS, the Company proposes to sell and issue up to eight hundred sixty-nine thousand three hundred twenty-eight (869,328) shares of its Series D Preferred to the Series D Investor pursuant to the Series D Agreement; and

         WHEREAS, as a condition of entering into the Series D Agreement, the Series D Investor has required that the Company extend to it registration rights, information rights and other rights as set forth below; and

         WHEREAS, the Company and the Investors desire to amend and restate the rights and obligations of the Company and the Investors under the Prior Rights Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the Series A Agreement, the Series B Agreement, the Series C Agreement and the Series D Agreement, the parties mutually agree as follows:

                                       1.


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SECTION 1. GENERAL

         1.1 DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Series D Agreement. As used in this Agreement the following terms shall have the following respective meanings:

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

         "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

         "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

         "QUALIFYING INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act at a per share purchase price of at least $4.2645 (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares), and for total proceeds of at least $15,000,000 (before deduction of Registration Expenses and Selling Expenses).

         "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         "REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares, and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

         "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

         "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and

                                       2.


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expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "SEC" or "COMMISSION" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLING EXPENSES" means all underwriting discounts and selling commissions applicable to the sale.

         "SHARES" means the Company's Series A Preferred issued pursuant to the Series A Agreement, the Company's Series B Preferred issued pursuant to the Series B Agreement, the Company's Series C Preferred issued pursuant to the Series C Agreement, and the Company's Series D Preferred issued pursuant to the Series D Agreement (including any shares of Series A-1, Series A-2, Series B-1, Series B-2, or similar series of Preferred Stock issued upon conversion of the Shares pursuant to the Restated Charter) and held by the Investors listed on Exhibit A hereto and their permitted assigns.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER

         2.1 RESTRICTIONS ON TRANSFER.

         (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                  (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                  (iii) Notwithstanding the provisions of paragraphs (i) and
         (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (C) a trust to its grantors or beneficiaries, or (D) to the Holder's family member or trust for the benefit of an individual Holder; PROVIDED that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

                                       3.

         (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

         (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

         2.2 DEMAND REGISTRATION.

         (a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of at least a majority of the Registrable Securities then outstanding (the "INITIATING HOLDERS") that the Company file a registration statement under the Securities Act covering the registration of the greater of (i) 20% of the then outstanding Registrable Securities and (ii) such number of shares of Registrable Securities as to which the anticipated aggregate offering price to the public would be at least $5,000,000 (a "QUALIFIED PUBLIC OFFERING"), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

         (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter

                                       4.

or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this
Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a PRO RATA basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

         (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                  (i) prior to the earlier of (A) August 10, 2005 or (B) one (1) year following the effective date of the registration statement pertaining to the Initial Offering;

                  (ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

                  (iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to a public offering; PROVIDED that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

                  (iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make a public offering within ninety (90) days;

                  (v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the request of the Initiating Holders; PROVIDED that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                  (vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below.

         2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act

                                       5.

and excluding a Qualifying Initial Offering) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within thirty (30) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a PRO RATA basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a PRO RATA basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "HOLDER", and any PRO RATA reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                  (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

         2.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration

                                       6.

statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this
Section 2.4:

                           (i) if Form S-3 (or any successor or similar form) is
                  not available for such offering by the Holders; or

                           (ii) if the Holders, together with the holders of any
                  other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than one million dollars ($1,000,000); or

                           (iii) if within thirty (30) days of receipt of a
                  written request from any Holder or Holders pursuant to this
                  Section 2.4, the Company gives notice to such Holder or Holders of the Company's good faith intention to make a public offering within ninety (90) days (other than pursuant to a registration statement relating to employee benefit plan(s) or with respect to a corporate reorganization or other transaction under Rule 145 of the Securities Act); or

                           (iv) if the Company shall furnish to the Holders a
                  certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 2.4; PROVIDED, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

                           (v) if the Company has, within the twelve (12) month
                  period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders pursuant to this Section 2.4, or

                           (vi) in any particular jurisdiction in which the
                  Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                                       7.

                  (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

         2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered PRO RATA on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request, or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section
2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section
2.4 to a demand registration.

         2.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

                  (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                                       8.

                  (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

         2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect seven
(7) years after the date of the Company's Qualifying Initial Offering. In addition, a Holder's registration rights shall expire if (a) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, and (b) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 (including Rule 144(k)) during any ninety (90) day period.

         2.8 DELAY OF REGISTRATION; FURNISHING INFORMATION.

                  (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                  (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

                                       9.

                  (c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of Section 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

         2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED HOWEVER, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                  (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims,


                                       10.

         damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED FURTHER, that in no event shall any indemnity under this Section 2.9 exceed the proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
         Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
         Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
         Section 2.9.

                  (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.


                                       11.

                  (e) The obligations of the Company and Holders under this
         Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities; PROVIDED, HOWEVER, that (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (ii) the transferee or assignee acquires such Registrable Securities in a private transaction, and (iii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

         2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least sixty-seven percent (67%) of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

         2.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty-seven percent (67%) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to those granted to the Holders hereunder.

         2.13 "MARKET STAND-OFF" AGREEMENT; AGREEMENT TO FURNISH INFORMATION. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; PROVIDED that all officers and directors of the Company enter into similar agreements.

         Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering


                                       12.

of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

         2.14 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                  (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                  (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3. COVENANTS OF THE COMPANY

         3.1 BASIC FINANCIAL INFORMATION AND REPORTING.

                  (a) The Company will maintain books and records of account in which entries will be made of its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                  (b) Within one hundred twenty (120) days after the end of each fiscal year of the Company, the Company will furnish each Investor who is then holding Shares or Registrable Securities a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors. This subsection (b) shall terminate on the earlier of (i) the Qualifying Initial Offering or (ii) the date when there are no Registrable Securities outstanding.


                                       13.

                  (c) The Company will furnish each Investor who is then holding Shares or Registrable Securities, within forty-five (45) days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made. This subsection (c) shall terminate on the earlier of
         (i) the Qualifying Initial Offering or (ii) the date when there are no Registrable Securities outstanding.

                  (d) So long as an Investor (with its affiliates) shall own not less than three hundred thousand (300,000) shares of Registrable Securities (as adjusted for stock splits and combinations) (a "MAJOR INVESTOR"), the Company will furnish each such Major Investor (i) at least fifteen (15) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month (except for months representing the end of an annual or quarterly period (which are governed by Sections 3.1(b) and (c) above)), and in any event within twenty (20) days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

                  (e) Notwithstanding the foregoing, the Company shall not be required to provide any information that the Company's Board of Directors determines to be competitively sensitive information to any Holder that is a competitor or potential competitor to the Company, as determined in the sole discretion of the Company's Board of Directors.

         3.2 INSPECTION RIGHTS. So long as any Investor continues to hold Shares or Registrable Securities, such Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; PROVIDED, HOWEVER, that the Company shall not be obligated under this
Section 3.2 with respect to any Investor then determined in good faith by the Board of Directors to be a competitor of the Company. This Section 3.2 shall terminate on the earlier of (i) the Qualifying Initial Offering or (ii) the date when there are no Registrable Securities outstanding. Notwithstanding the foregoing, the Company shall not be required to provide any information that the Company's Board of Directors determines to be competitively sensitive information to any Holder that is a competitor or potential competitor to the Company, as determined in the sole discretion of the Company's Board of Directors.

         3.3 CONFIDENTIALITY OF RECORDS. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information


                                       14.

is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3. The provisions of this
Section 3.3 shall not apply to information which such Investor can demonstrate by competent written proof: (a) is now, or hereafter becomes, through no act or failure to act on the part of such Investor, generally known or available; (b) is known by such Investor at the time of receiving such information, as evidenced by its written records; (c) is hereafter furnished to such Investor by a third party, as a matter of right and without restriction on disclosure; or (d) is independently developed by the receiving party, as evidenced by its records, without knowledge of, and without the aid, application or use of, the disclosing party's confidential information. In addition, the provisions of this Section 3.3 shall not apply to the extent that disclosure of confidential information is compelled by law, rule, regulation or court order.

         3.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

         3.5 STOCK VESTING. Except as otherwise provided in agreements in effect on the date hereof, unless otherwise approved by the Board of Directors, all stock options, other stock equivalents and restricted stock issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting over four years as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person's services commencement date with the Company, and (b) seventy-five percent (75%) of such stock shall vest in equal monthly installments over the remaining three (3) years. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

         3.6 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Company shall require all employees to execute and deliver a Proprietary Information and Inventions Agreement substantially in the form attached to the Series D Agreement.

         3.7 DIRECTORS' EXPENSES. The Company shall reimburse reasonable costs incurred by non-employee directors of the Company in attending meetings of the Company's Board of Directors.

         3.8 QUALIFIED SMALL BUSINESS. For so long as any of the Shares are held by an Investor (or a transferee in whose hands such Shares are eligible to qualify as "QUALIFIED SMALL BUSINESS STOCK" as defined in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code")), the Company will use its reasonable efforts to comply with the reporting and record keeping requirements of Section 1202 of the Code, any regulations promulgated thereunder and any similar state laws and regulations.


                                       15.

         3.9 OBSERVATION RIGHTS. The Company shall allow one representative designated by each of Prospect Venture Partners, LP and Rho Management Trust I to attend all meetings of the Company's Board of Directors in a nonvoting capacity, and in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors; PROVIDED, HOWEVER, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential proprietary information or for other similar reasons.

         3.10 TERMINATION OF COVENANTS. All covenants of the Company contained in Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Qualifying Initial Offering or (ii) upon (a) a sale, lease or other disposition of all or substantially all of the assets of the Company or
(b) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization own less than fifty percent (50%) of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company's voting power is transferred (each, a "CHANGE IN CONTROL"); PROVIDED, HOWEVER, that this Section
3.10 shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

SECTION 4. RIGHTS OF FIRST REFUSAL

         4.1 SUBSEQUENT OFFERINGS. Subject to Section 4.7 below, each Investor shall have a right of first refusal to purchase its PRO RATA share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Investor's PRO RATA share is equal to the ratio of (a) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) of which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term "EQUITY SECURITIES" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any option or other security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right (in each case, as adjusted for any stock dividends, combinations, splits, recapitalizations and the like).

         4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities other than Equity Securities referred to in Section 4.6, it shall give each Investor written notice of its intention, describing the Equity Securities, the anticipated price and the terms and conditions upon which the Company proposes to issue the same. Each Investor shall have fifteen (15) days


                                       16.

from the giving of such notice to agree to purchase its PRO RATA share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. If consented to by holders of at least fifty percent (50%) of the Registrable Securities then outstanding, no further such notice shall be required with respect to any changes to the terms specified in the original notice (except to the extent that any such issuance of Equity Securities would constitute, or that such changes would cause such issuance of Equity Securities to become or cease to be, a Dilutive Issuance, as such term is defined in the Restated Charter). Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

         4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Investors elect to purchase their PRO RATA share of the Equity Securities, then the Company shall promptly notify in writing the Investors who do so elect and shall offer such Investors the right to acquire their PRO RATA share of such unsubscribed shares. The Investors shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Investors fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Investor's rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Investors pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to
Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.

         4.4 TERMINATION AND WAIVER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the effective date of the registration statement pertaining to the Company's Qualifying Initial Offering or (ii) a Change in Control. The rights of first refusal established by this Section 4 may be amended, or any provision waived, with the written consent of Investors holding at least sixty-seven percent (67%) of the Registrable Securities held by all Investors, or as permitted by Section 5.6.

         4.5 TRANSFER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal of each Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

         4.6 EXCLUDED SECURITIES. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity
Securities:

                  (a) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights issued or to be issued after the Original Issue Date (as defined in the Company's Restated Charter) to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;


                                       17.

                  (b) any Equity Securities issued pursuant to any rights or agreements outstanding as of the Original Issue Date or pursuant to the exercise of options, warrants or convertible securities outstanding as of the Original Issue Date;

                  (c) any Equity Securities issued pursuant to a merger, consolidation, acquisition or similar business combination approved by the Board of Directors;

                  (d) any Equity Securities issued in connection with any stock split, stock dividend, combination or recapitalization by the Company;

                  (e) any Equity Securities issued upon conversion of the Preferred Stock of the Company;

                  (f) any Equity Securities issued pursuant to any equipment or real estate leasing or loan arrangement, or debt financing from a landlord or bank (or similar financial or lending institution);

                  (g) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

                  (h) any Equity Securities issued in connection with strategic transactions approved by the Board involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements, or (ii) technology license, transfer or development arrangements.

         4.7 EXCLUSION OF SERIES C AND SERIES D INVESTOR. Notwithstanding anything to the contrary herein, neither the Series C Investor, the Series D Investor nor their transferees shall be entitled to the right of first refusal or any other right provided by this Section 4.

SECTION 5. MISCELLANEOUS

         5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         5.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; PROVIDED, HOWEVER, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the


                                       18.

Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

         5.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Series D Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. The Company and holders of sixty-seven percent (67%) of the Registrable Securities (as defined in the Prior Rights Agreement) hereby agree, as evidenced by their signatures hereto, that all rights granted and covenants made under the Prior Rights Agreement are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever, including the right of first refusal set forth in Section 4 of the Prior Rights Agreement, and such holders hereby further agree and acknowledge that the right of first refusal set forth in
Section 4 of the Prior Rights Agreement did not apply to and is hereby waived with respect to the Series B Preferred and the Series B Preferred issued pursuant to the Purchase Agreement. The rights and covenants provided herein set forth the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

         5.5 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         5.6 AMENDMENT AND WAIVER.

                  (a) Except as otherwise expressly provided herein, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least sixty-seven percent (67%) of the Registrable Securities.

                  (b) Except as otherwise expressly provided herein, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least sixty-seven percent (67%) of the Registrable Securities.

         Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "Holders" and parties hereto.

         5.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such


                                       19.

Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

         5.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten
(10) days advance written notice to the other parties hereto.

         5.9 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         5.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         5.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts (which may be delivered by facsimile), each of which shall be an original, but all of which together shall constitute one instrument.


                                       20.

         IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                       INVESTOR:

SENOMYX, INC.                                  THE NORTH AMERICAN NUTRITION
                                               & AGRIBUSINESS FUND, L.P.

By: ____________________________________       By:  NANA Management, L.P.
      Paul A. Grayson, President and           Its: General Partner
      Chief Executive Officer
                                               By:  Bay City Capital LLC
                                               Its: Advisor and Attorney-in-Fact

                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________





              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                               INVESTORS:

                                               DOMAIN PARTNERS IV, L.P.

                                               By:   One Palmer Square
                                                     Associates IV, L.L.C.
                                               Its:  General Partner

                                               By: _____________________________
                                                    Kathleen K. Schoemaker
                                                    Managing Member

                                               DP IV ASSOCIATES, L.P.

                                               By:   One Palmer Square
                                                     Associates IV, L.L.C.
                                               Its:  General Partner

                                               By: _____________________________
                                                    Kathleen K. Schoemaker
                                                    Managing Member





              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                               INVESTOR:

                                               PAUL A. GRAYSON

                                               _________________________________





              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                               INVESTOR:

                                               KEVIN J. KINSELLA, AS TRUSTEE OF
                                               THE KEVIN J. KINSELLA DECLARATION
                                               OF TRUST OF NOVEMBER 2, 1994

                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________





              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                               INVESTORS:

                                               KINGSBURY CAPITAL PARTNERS
                                               L.P. III

                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________



                                               KINGSBURY CAPITAL PARTNERS
                                               L.P. IV

                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________





              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                               INVESTORS:

                                               ANDREA STRYER

                                               _________________________________



                                               LUBERT STRYER

                                               _________________________________





              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                               INVESTOR:

                                               RICHARD L. SCOTT REVOCABLE TRUST

                                               By: _____________________________

                                               Name: ___________________________

                                               Title: __________________________





              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                               INVESTORS:

                                               OSCAR L. TANG

                                               _________________________________



                                               GRANTOR TRUST FOR TRACY L. TANG

                                               _________________________________
                                               By: Oscar L. Tang, Trustee



                                               GRANTOR TRUST FOR DANA E. TANG

                                               _________________________________
                                               By: Oscar L. Tang, Trustee



                                               GRANTOR TRUST FOR KRISTIN A. TANG

                                               _________________________________
                                               By: Oscar L. Tang, Trustee



                                               MR. AND MRS. KEVIN TANG

                                               _________________________________

                                               _________________________________





              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                               INVESTOR:

                                               ZUKER FAMILY TRUST

                                               _________________________________
                                               CHARLES S. ZUKER, TRUSTEE

                                               _________________________________
                                               PATRICIA R. ZUKER, TRUSTEE





              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                               INVESTORS:

                                               ROGER TSIEN

                                               _________________________________



                                               WENDY GLOBE TSIEN

                                               _________________________________





              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                           INVESTOR:

                                           PROSPECT VENTURE PARTNERS, LP

                                           By:
                                              ----------------------------------
                                                      David Schnell, MD
                                                      Managing Partner










             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                           INVESTOR:

                                           RHO MANAGEMENT TRUST I

                                           By:    Rho Management Company, Inc.,
                                                  as Investment Advisor

                                           By:
                                              ----------------------------------

                                           Name:
                                                --------------------------------

                                           Title:
                                                 -------------------------------











             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                           INVESTOR:

                                           STELIOS PAPADOPOULOS


                                           -------------------------------------



















             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                           INVESTOR:

                                           JORGE E. HIRSCH

                                           -------------------------------------


                                           ARIEL M. HIRSCH

                                           -------------------------------------


                                           RICARDO B. HIRSCH

                                           -------------------------------------











             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                           INVESTOR:

                                           DAVID MARINO

                                           -------------------------------------
















             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                           INVESTOR:

                                           SPARKS PARTNERS

                                           By:
                                              ---------------------------------

                                           Name:
                                                -------------------------------

                                           Title:
                                                 ------------------------------














             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                           INVESTOR:

                                           FOUR PARTNERS

                                           By:
                                              ---------------------------------

                                           Name:
                                                -------------------------------

                                           Title:
                                                 ------------------------------



                                           BAKER TISCH INVESTMENTS LLC

                                           By:
                                              ---------------------------------

                                           Name:
                                                -------------------------------

                                           Title:
                                                 ------------------------------



                                           FBB ASSOCIATES

                                           By:
                                              ---------------------------------

                                           Name:
                                                -------------------------------

                                           Title:
                                                 ------------------------------



             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                          INVESTOR:

                                          ZAFFARONI REVOCABLE TRUST UTD 1-24-86
                                          ALEJANDRO ZAFFARONI - TRUSTEE


                                          -------------------------------------












             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                           INVESTOR:

                                           ALEXANDRIA REAL ESTATE EQUITIES

                                           By:
                                              ----------------------------------

                                           Name:
                                                --------------------------------

                                           Title:
                                                 -------------------------------












             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                           INVESTOR:

                                           AURORA BIOSCIENCES CORPORATION

                                           By:
                                              ----------------------------------

                                           Name:
                                                --------------------------------

                                           Title:
                                                 -------------------------------












             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                           INVESTOR:

                                           INCYTE GENOMICS, INC.

                                           By:
                                              ----------------------------------

                                           Name:
                                                --------------------------------

                                           Title:
                                                 -------------------------------












             THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
SECTION 1. GENERAL.............................................................2

  1.1       Definitions........................................................2

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER..............................3

  2.1       Restrictions on Transfer...........................................3

  2.2       Demand Registration................................................4

  2.3       Piggyback Registrations............................................5

  2.4       Form S-3 Registration..............................................6

  2.5       Expenses of Registration...........................................8

  2.6       Obligations of the Company.........................................8

  2.7       Termination of Registration Rights.................................9

  2.8       Delay of Registration; Furnishing Information......................9

  2.9       Indemnification...................................................10

  2.10      Assignment of Registration Rights.................................12

  2.11      Amendment of Registration Rights..................................12

  2.12      Limitation on Subsequent Registration Rights......................12

  2.13      "Market Stand-Off" Agreement; Agreement to Furnish Information....12

  2.14      Rule 144 Reporting................................................13

SECTION 3. COVENANTS OF THE COMPANY...........................................13

  3.1       Basic Financial Information and Reporting.........................13

  3.2       Inspection Rights.................................................14

  3.3       Confidentiality of Records........................................14

  3.4       Reservation of Common Stock.......................................15

  3.5       Stock Vesting.....................................................15

  3.6       Proprietary Information and Inventions Agreement..................15

  3.7       Directors' Expenses...............................................15

  3.8       Qualified Small Business..........................................15

  3.9       Observation Rights................................................16

  3.10      Termination of Covenants..........................................16

SECTION 4. RIGHTS OF FIRST REFUSAL............................................16

  4.1       Subsequent Offerings..............................................16

                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                             PAGE
                                                                             ----
  4.2       Exercise of Rights................................................16

  4.3       Issuance of Equity Securities to Other Persons....................17

  4.4       Termination and Waiver of Rights of First Refusal.................17

  4.5       Transfer of Rights of First Refusal...............................17

  4.6       Excluded Securities...............................................17

  4.7       Exclusion of Series C and Series D Investor.......................18

SECTION 5. MISCELLANEOUS......................................................18

  5.1       Governing Law.....................................................18

  5.2       Survival..........................................................18

  5.3       Successors and Assigns............................................18

  5.4       Entire Agreement..................................................19

  5.5       Severability......................................................19

  5.6       Amendment and Waiver..............................................19

  5.7       Delays or Omissions...............................................19

  5.8       Notices...........................................................20

  5.9       Attorneys' Fees...................................................20

  5.10      Titles and Subtitles..............................................20

  5.11      Counterparts......................................................20



                                       ii.

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS

                                                          SHARES OF    SHARES OF     SHARES OF     SHARES OF
                                                          SERIES A     SERIES B      SERIES C      SERIES D
                                                          PREFERRED    PREFERRED     PREFERRED     PREFERRED
                     NAME & ADDRESS                         STOCK        STOCK         STOCK         STOCK
--------------------------------------------------------  ---------    ---------     ---------     ---------
THE NORTH AMERICAN NUTRITION AND                          2,110,446     499,441              0            0
AGRIBUSINESS FUND, L.P.
   Lori Robson, Ph.D.
   750 Battery Street, Suite 600
   San Francisco, CA 94111
   (415) 835-9346
   (415) 837-0503 - Fax
   attn:  Roger Salquist

DOMAIN PARTNERS IV, L.P.                                  1,717,444     126,841              0            0
   Jim Blair
   One Palmer Square
   Princeton, NJ 08542
   (609) 683-5656
   (609) 683-9789 - Fax
   cc:  Lisa Kraeutler

PROSPECT VENTURE PARTNERS, LP                             1,406,964     342,731              0            0
   David Schnell, M.D.
   435 Tasso Street, Suite 200
   Palo Alto, CA  94305
   (650) 327-8800
   (650) 324-8838 - Fax

KINGSBURY CAPITAL PARTNERS L.P. III                       1,055,223      70,065              0
   Tim Wollaeger
   3655 Nobel Drive, Suite 490
   San Diego, CA 92122
   (858) 677-0600
   (858) 677-0800 - Fax

KINGSBURY CAPITAL PARTNERS L.P. IV                                0     165,000              0            0
   Tim Wollaeger
   3655 Nobel Drive, Suite 490
   San Diego, CA 92122
   (858) 677-0600
   (858) 677-0800 - Fax

                                      A-1

                                                          SHARES OF    SHARES OF     SHARES OF     SHARES OF
                                                          SERIES A     SERIES B      SERIES C      SERIES D
                                                          PREFERRED    PREFERRED     PREFERRED     PREFERRED
                     NAME & ADDRESS                         STOCK        STOCK         STOCK         STOCK
--------------------------------------------------------  ---------    ---------     ---------     ---------
RHO MANAGEMENT TRUST I                                      703,482     186,021              0            0
   Mark Leschly
   152 West 57th Street, 23rd Floor
   New York, NY 10019
   (212) 751-6677 ext. 414
   (212) 751-3613 - Fax
   cc: Greg Todd, Esq., Legal Counsel
   888 7th Avenue, Suite 4500
   New York, NY 10019
   (212) 246-5151
   (212) 246-5454 - Fax

MR. AND MRS. KEVIN TANG                                     281,392           0              0            0
   11 Riverside Drive, Apt. 12FW
   New York, NY 10023
   (212) 501-9109
   (212) 471-4943 - Fax

KEVIN J. KINSELLA,  AS TRUSTEE OF THE KEVIN J. KINSELLA     220,740           0              0            0
DECLARATION OF TRUST OF NOVEMBER 2, 1994
   1735 Castellana Road
   La Jolla, CA 92037
   (858) 459-6667
   (858) 623-3395 - Fax

RICHARD L. SCOTT REVOCABLE TRUST                            140,696           0              0            0
   c/o Richard L. Scott Investments, LLC
   100 First Stamford Place, Suite 625
   Stamford, CT 06902
   (203) 602-2290
   (203) 602-7758 - Fax

LUBERT STRYER, M.D.                                         133,568           0              0            0
   843 Sonoma Terrace
   Stanford, CA 94305
   (650) 723-5358
   (650) 498-5351- Fax

OSCAR TANG                                                  105,523           0              0            0
   c/o Gwen Winkhaus
   Reich & Tang
   600 Fifth Avenue
   New York, NY 10020
   (212) 830-5303
   (212) 265-9752 - Fax

                                      A-2

                                                          SHARES OF    SHARES OF     SHARES OF     SHARES OF
                                                          SERIES A     SERIES B      SERIES C      SERIES D
                                                          PREFERRED    PREFERRED     PREFERRED     PREFERRED
                     NAME & ADDRESS                         STOCK        STOCK         STOCK         STOCK
--------------------------------------------------------  ---------    ---------     ---------     ---------

TRACY L. TANG                                               105,522           0              0            0
   c/o Gwen Winkhaus
   Reich & Tang
   600 Fifth Avenue
   New York, NY 10020
   (212) 830-5303
   (212) 265-9752 - Fax

DANA E. TANG                                                105,522           0              0            0
   c/o Gwen Winkhaus
   Reich & Tang
   600 Fifth Avenue
   New York, NY 10020
   (212) 830-5303
   (212) 265-9752 - Fax

KRISTIN A. TANG                                             105,522           0              0            0
   c/o Gwen Winkhaus
   Reich & Tang
   600 Fifth Avenue
   New York, NY 10020
   (212) 830-5303
   (212) 265-9752 - Fax

PAUL A. GRAYSON                                              96,728           0              0            0
   C/O Senomyx, Inc.
   11099 North Torrey Pines Road
   La Jolla, CA 92037
   (858) 646-8301
   (858) 404-0750 - Fax

STELIOS PAPADOPOULOS                                         70,348           0              0            0
   3 Somerset Drive South
   Great Neck, NY 11020
   (516) 487-5654
   (516) 487-0245 - Fax

CHARLES S. ZUKER AND PATRICIA R. ZUKER,                      70,348      13,797              0            0
TRUSTEES OF THE ZUKER FAMILY TRUST
   UCSD Cellular & Molecular Medicine
   West, Room 355
   9500 Gilman Drive
   La Jolla, CA 92037
   (858) 534-5528
   (858) 534-8510 - Fax

                                      A-3

                                                          SHARES OF    SHARES OF     SHARES OF     SHARES OF
                                                          SERIES A     SERIES B      SERIES C      SERIES D
                                                          PREFERRED    PREFERRED     PREFERRED     PREFERRED
                     NAME & ADDRESS                         STOCK        STOCK         STOCK         STOCK
--------------------------------------------------------  ---------    ---------     ---------     ---------
DP IV ASSOCIATES, L.P.                                       41,155       3,039              0            0
   Jim Blair
   One Palmer Square
   Princeton, NJ 08542
   (609) 683-5656
   (609) 683-9789 - Fax
   cc:  Lisa Kraeutler

ANDREA STRYER                                                36,839           0              0            0
   843 Sonoma Terrace
   Stanford, CA 94305
   (650) 858-2858
   (650) 498-5351- Fax

JORGE E. HIRSCH                                              35,174         836              0            0
   4058 Riverton Place
   San Diego, CA 92130
   (858) 755-2663
   (858) 792-1728 - Fax

ARIEL M. HIRSCH                                                   0       3,500              0            0
   4058 Riverton Place
   San Diego, CA 92130
   (858) 755-2663
   (858) 792-1728 - Fax

RICARDO B. HIRSCH                                                 0       3,500              0            0
   4058 Riverton Place
   San Diego, CA 92130
   (858) 755-2663
   (858) 792-1728 - Fax

ROGER TSIEN                                                  35,174       6,899              0            0
   8535 Nottingham Place
   La Jolla, CA 92037
   (858) 534-4891
   (858) 534-5270 - Fax

WENDY GLOBE TSIEN                                            35,174       6,899              0            0
   8535 Nottingham Place
   La Jolla, CA 92037
   (858) 534-4891
   (858) 534-5270 - Fax

DAVID MARINO                                                 17,587       3,917              0            0
   754 La Canada
   La Jolla, CA 92037
   (619) 238-4393
   (619) 238-1025 - Fax

SPARKS PARTNERS                                              17,587       3,917              0            0
   John Brooks, Secretary
   4146 Roland Avenue

                                      A-4

                                                          SHARES OF    SHARES OF     SHARES OF     SHARES OF
                                                          SERIES A     SERIES B      SERIES C      SERIES D
                                                          PREFERRED    PREFERRED     PREFERRED     PREFERRED
                     NAME & ADDRESS                         STOCK        STOCK         STOCK         STOCK
--------------------------------------------------------  ---------    ---------     ---------     ---------
   Baltimore, MD 21211
   (410) 235-3217
   (410) 235-4650 - Fax
   cc: Hugh Rienhoff, Jr., M.D.
   (650) 934-9300
   (650) 934-9376 - Fax

ZAFFARONI REVOCABLE TRUST UTD 1-24-86                             0     779,282              0            0
ALEJANDRO ZAFFARONI - TRUSTEE
   Technofyn Associates LLC
   4005 Miranda Avenue, Suite 180
   Palo Alto, CA  94304
   Attn:   Alejandro Zaffaroni /
           Gonzalo M. Silveira
   (650) 496-2258
   (650) 564-7804 - Fax
   cc:  Julian N. Stern, Esq.
   Heller Ehrman White & McAuliffe LLP
   525 University Avenue
   Palo Alto, CA  94301
   650-324-7000
   650-324-0638 - Fax

FOUR PARTNERS                                                     0     155,856              0            0
   Felix and Geoffrey Baker
   667 Madison Ave., 7th Floor
   New York, NY  10021-8087
   (212) 521-2865
   (212) 521-2915 - Fax

BAKER TISCH INVESTMENTS LLC                                       0      51,952              0            0
   Felix and Julian Baker
   667 Madison Ave., 7th Floor
   New York, NY  10021-8087
   (212) 521-2865
   (212) 521-2915 - Fax

FBB ASSOCIATES                                                    0      51,953              0            0
   Felix and Geoffrey Baker
   667 Madison Ave., 7th Floor
   New York, NY  10021-8087
   (212) 521-2865
   (212) 521-2915 - Fax

ALEXANDRIA REAL ESTATE EQUITIES, L.P.                             0     129,880              0            0
   Joel Marcus, CEO
   135 N. Los Robles Avenue
   Suite 250
   Pasadena, CA 91101
   (626) 578-9693
   (626) 578-0896 - Fax

                                      A-5

                                                          SHARES OF    SHARES OF     SHARES OF     SHARES OF
                                                          SERIES A     SERIES B      SERIES C      SERIES D
                                                          PREFERRED    PREFERRED     PREFERRED     PREFERRED
                     NAME & ADDRESS                         STOCK        STOCK         STOCK         STOCK
--------------------------------------------------------  ---------    ---------     ---------     ---------
    cc:  Pete Nelson, CFO

AURORA BIOSCIENCES CORPORATION                                    0           0      1,000,000            0
   11010 Torreyana Road
   San Diego, CA 92121
   (858) 404-6600
   (858404-6743 - Fax
   Attn:  General Counsel

INCYTE GENOMICS, INC.                                             0           0              0      869,328
   3160 Porter Drive
   Palo Alto, CA  94304
   (650) 855-0555
   (650) 845-4166 - Fax
Attn:  Chief Executive Officer

TOTAL                                                     8,648,158   2,605,326      1,000,000      869,328




















                                      A-6